UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2011

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of Fluor Corporation (the “Company”) held on May 5, 2011 (the “Annual Meeting”), stockholders approved the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to (i) declassify the Company’s Board of Directors (the “Board”) and (ii) remove and replace the supermajority voting provisions in the Certificate.  The Certificate was filed with the Secretary of State of the State of Delaware on May 5, 2011, becoming effective on such date. Additional information concerning the Certificate was contained in the Company’s 2011 proxy statement, which was filed with the Securities and Exchange Commission on March 15, 2011 (the “2011 Proxy Statement”). A copy of the Certificate is attached hereto as Exhibit 3.1.

In connection with the approval of the Certificate, the Board adopted Amended and Restated Bylaws as of May 5, 2011 (the “Bylaws”) to (i) remove references to the classified Board and (ii) eliminate the supermajority voting requirement for amendments to the Bylaws. Additional information concerning the Bylaws was contained in the 2011 Proxy Statement. A copy of the Bylaws is attached hereto as Exhibit 3.2.

The foregoing descriptions of the Certificate and the Bylaws are not complete and are qualified in their entirety by reference to the full text of the Certificate and the Bylaws filed herewith.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a) — (b)  At the Annual Meeting, the Company’s stockholders (i) elected Peter J. Fluor, Joseph W. Prueher and Suzanne H. Woolsey to the Board for a term of three years and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s named executives, as described in the 2011 Proxy Statement; (iii) voted, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executives; (iv) approved the Certificate to declassify the Board beginning with the 2012 annual meeting of stockholders; (v) approved the Certificate to remove and replace the supermajority voting provisions; and (vi) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ended December 31, 2011.

The final voting results for the three director nominees described in the 2011 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes

Peter J. Fluor	111,150,727	25,306,468	83,281	18,006,881
Joseph W. Prueher	118,512,248	17,895,218	133,010	18,006,881
Suzanne H. Woolsey	134,987,259	1,418,902	134,315	18,006,881

The final voting results for proposals 2, 4, 5 and 6 described in the 2011 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote on the Company’s named executive compensation	103,135,027	33,008,054	397,395	18,006,881

Amendment of Certificate of Incorporation to declassify the Board	152,959,878	1,130,854	456,625	—

Amendment of Certificate of Incorporation to remove and replace supermajority voting provisions	151,817,952	2,117,579	611,826	—

Ratification of appointment of Ernst & Young LLP	152,779,704	1,473,817	293,836	—

The final voting results for proposal 3 described in the 2011 Proxy Statement were as follows:

Proposal	1 Year	2 Years	3 Years	Abstain
Advisory vote on the frequency of future advisory votes on the Company’s named executive compensation	108,752,652	2,112,441	16,092,220	2,465,128

(d)                                 On May 5, 2011, following the Annual Meeting, the Board decided that an advisory vote on the compensation of the Company’s named executives would be held annually until the next vote on the frequency of such votes.  A stockholder vote on the frequency of stockholder votes on the compensation of named executives is required to be held at least once every six years.

Item 9.01.  Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Fluor Corporation, effective May 5, 2011.
3.2	Amended and Restated Bylaws of Fluor Corporation, effective May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2011	FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Senior Vice President, Chief Legal Officer
and Secretary

FLUOR CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Fluor Corporation, effective May 5, 2011.
3.2	Amended and Restated Bylaws of Fluor Corporation, effective May 5, 2011.